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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in Registration Statement No. 333-92893 and Registration Statement No. 333-129220 of IKONICS Corporation on Form S-8 of our report dated January 20, 2006, appearing in this Annual Report on Form 10-KSB of IKONICS Corporation for the year ended December 31, 2005.


                                        /s/  McGladrey & Pullen, LLP
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Duluth, Minnesota
March 21, 2006